FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15 (d) of the Securities Exchange Act of 1934 Date of Report
(Date of earliest event reported): November 12, 2003

ASCENT ASSURANCE, INC.

(Exact Name of Registrant as Specified in Its Charter)

Delaware (State or Other Jurisdiction of Incorporation)	1-8538 (Commission File Number)	73-1165000 (IRS Employer Identification Number )

3100 Burnett Plaza, 801 Cherry Street, Unit 33, Fort Worth, Texas 76102

(Address of Principal Executive Offices) (Zip Code)

(817) 878-3300

(Registrant’s Telephone Number, Including Area Code)

110 W. Seventh Street, Fort Worth, Texas 76102

(Former Name or Former Address, if Changed Since Last Report)

This Form 8-K consists of 4 pages. The Exhibit Index is on page 4.

Item 7(c).	Exhibits

Exhibit 99.1	Press Release of Ascent Assurance, Inc. dated November 11, 2003 reporting the company's financial results for the third quarter of 2003.

Item 12.	Regulation FD Disclosure

        Attached and incorporated herein by reference as Exhibit 99.1 is a copy of a press release of Ascent Assurance, Inc. dated November 11, 2003 reporting the company’s financial results for the third quarter of 2003.

SIGNATURES

        Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ASCENT ASSURANCE, INC.

Dated: November 12, 2003	By: /s/ CYNTHIA B. KOENIG
Cynthia B. Koenig Senior Vice President and Chief Financial Officer

INDEX TO EXHIBITS

Exhibit No.	Exhibit

99.1	Press Release of Ascent Assurance, Inc. dated November 11, 2003 reporting the company's financial results for the third quarter of 2003.